Amendment No. 4 4887-6737-6684 v9.docx 1627413 AMENDMENT NO. 4 TO CREDIT AGREEMENT This AMENDMENT NO. 4 TO CREDIT AGREEMENT is dated as of August 31, 2022 (this “Amendment”), by and among Jones Lang LaSalle Finance B.V., a private company with limited liability (a besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of The Netherlands (the “Borrower”), the Guarantors party hereto, the lenders party hereto, and Bank of Montreal, as Administrative Agent. PRELIMINARY STATEMENTS A. The Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent have heretofore entered into that certain Second Amended and Restated Multicurrency Credit Agreement, dated as of June 21, 2016, as amended by Amendment No. 1 to Credit Agreement dated as of May 16, 2018, Amendment No. 2 to Credit Agreement dated as of April 14, 2021, and Amendment No. 3 to Credit Agreement dated as of June 16, 2022 (the “Credit Agreement”); and B. The parties hereto wish to enter into certain amendments, supplements or other modifications to the Credit Agreement pursuant to Section 1.15 of the Credit Agreement to evidence and establish one or more Increases under the Credit Agreement in an aggregate principal amount of $600,000,000, as provided herein, subject to the terms and conditions set forth below. NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows: ARTICLE I DEFINITIONS Section 1.1 Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement as amended hereby (as so amended, the “Amended Credit Agreement”) shall have such meanings when used in this Amendment. ARTICLE II AMENDMENTS Section 2.1 Revolving Credit Commitment Increase. The Borrower confirms and agrees that (i) it has requested an increase in the Revolving Credit Commitments in the aggregate principal amount specified on Schedule A attached hereto (which amount shall not exceed $600,000,000 in the aggregate), from the Incremental Revolving Lenders (as defined below) pursuant to and on the terms set forth in Section 1.15 of the Credit Agreement, effective on the Amendment No. 4 Effective Date and (ii) this Amendment shall constitute an Increase Request EXHIBIT 10.1

- 2 - thereunder. Subject to the terms and conditions hereof and of the Credit Agreement (as amended hereby) each Lender identified on Schedule A attached hereto (each, an “Incremental Revolving Lender” and collectively, the “Incremental Revolving Lenders”) hereby agrees, severally and not jointly, to provide an Incremental Revolving Credit Commitment to the Borrower on the Amendment No. 4 Effective Date in U.S. Dollars and Alternative Currencies in an aggregate outstanding Original Dollar Amount up to the amount set forth opposite such Incremental Revolving Lender’s name on Schedule A attached hereto (each, an “Incremental Revolving Credit Commitment” and, collectively, the “Incremental Revolving Credit Commitments”), on the terms set forth herein and in the Credit Agreement (as amended hereby) (such increase being the “Revolving Credit Commitment Increase”). The Incremental Revolving Credit Commitments shall be deemed to be “Revolving Credit Commitments” and any loan or loans made thereunder shall be deemed to be “Revolving Loans”, each as defined in the Credit Agreement (as amended hereby) for all purposes of the Credit Documents having terms and provisions identical to those applicable to the Revolving Credit Commitments and Revolving Loans outstanding immediately prior to the Amendment No. 4 Effective Date (the “Existing Revolving Credit Commitments”) except as otherwise set forth in this Amendment. Notwithstanding anything to the contrary contained herein or in the Credit Agreement (as amended hereby), from and after the Amendment No. 4 Effective Date, the Existing Revolving Credit Commitments and the Incremental Revolving Credit Commitments shall constitute the Revolving Facility and a single borrowing of Revolving Credit Commitments for all purposes under the Credit Agreement (as amended hereby). Section 2.2 Effective Date Reallocation under the Revolving Facility. (a) On the Amendment No. 4 Effective Date, the Revolving Lenders holding Revolving Credit Commitments immediately prior to the Revolving Credit Commitment Increase given effect pursuant to this Amendment shall automatically and without further act assign to certain Revolving Lenders (including the Incremental Revolving Lenders), and certain Revolving Lenders (including the Incremental Revolving Lenders) shall purchase from the assigning Revolving Lenders holding Revolving Credit Commitments immediately prior to such Revolving Credit Commitment Increase, at the Original Dollar Amount thereof, such interests in the Revolving Loans outstanding on the Amendment No. 4 Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans are held by the Revolving Lenders ratably in accordance with their Revolving Credit Commitments after giving effect to the addition of such Incremental Revolving Credit Commitments to the Revolving Credit Commitments. The requirements under Section 12.12 of the Credit Agreement and requirements in respect of minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in the Credit Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence. (b) With effect from and including the Amendment No. 4 Effective Date and the increase in the Revolving Credit Commitments as contemplated hereby, each Revolving Lender (other than any Incremental Revolving Lender), immediately prior to such increase, will automatically and without further act be deemed to have assigned to each Incremental Revolving Lender, and each Incremental Revolving Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Lender’s participations under the Credit

- 3 - Agreement in outstanding Letters of Credit and Swingline Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (i) participations under the Credit Agreement in Letters of Credit and (ii) participations under the Credit Agreement in Swingline Loans held by each Revolving Lender will equal the Revolver Percentage (after giving effect to the Incremental Revolving Credit Commitments) represented by such Revolving Lender’s Revolving Credit Commitment (after giving effect to the Incremental Revolving Credit Commitments, if applicable). (c) Not later than 12:00 noon (Chicago time) on the Amendment No. 4 Effective Date, each Incremental Revolving Lender shall make a Revolving Loan in the amount contemplated, and the Borrower shall apply the proceeds of such Revolving Loan to the prepayment of the outstanding Revolving Loans of the Revolving Lenders (other than the Incremental Revolving Lenders) such that after giving effect to the advancing of such Revolving Loan and prepayment, the Revolver Percentage of outstanding Revolving Loans (including the Revolving Loans advanced pursuant to this Section 2.2(c) held by each Revolving Lender (including the Incremental Revolving Lenders) shall equal the percentage of the Revolver Percentage (after giving effect to the Incremental Revolving Credit Commitments) represented by such Revolving Lender’s Revolving Credit Commitment (after giving effect to the Incremental Revolving Credit Commitments, if applicable). Each Revolving Loan extended by an Incremental Revolving Lender pursuant to this Section 2.2(c) shall be made available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office and shall have an Interest Period matching the Interest Period of the applicable prepaid Revolving Loan. In connection with the prepayment contemplated by this Section 2.2(c), the Borrower shall pay to each Revolving Lender (other than the Incremental Revolving Lenders) all accrued and unpaid interest in respect of the Revolving Loans being so prepaid to such Revolving Lender and any other amounts payable to any Revolving Lender in accordance with Section 1.12 of the Credit Agreement. Thereafter, the proceeds of the Revolving Loans made from time to time under the Incremental Revolving Credit Commitments shall be used solely as provided in Section 7.10 of the Credit Agreement. Section 2.3 New Lenders. (a) Each party identified as a “New Lender” on the signature pages hereto (the “New Lenders” and each, a “New Lender”) (i) hereby confirms that it has received a copy of the Credit Documents and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans and other extensions of credit thereunder, (ii) acknowledges and agrees that it has made and will continue to make, independently and without reliance upon the Administrative Agent, any Incremental Amendment Arranger (as defined below), or any other Lender and based on such documents and information as it has deemed appropriate, its own credit analysis and decisions relating to the Credit Agreement, as may be amended from time to time, and (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement, as may be amended from time to time, and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto. Each New Lender further acknowledges and agrees that the neither the Administrative Agent nor any Incremental Amendment Arranger

- 4 - has made any representations or warranties about the credit worthiness of the Borrower, any Guarantor or any other party to the Credit Agreement, as may be amended from time to time, or any other Credit Document or with respect to the legality, validity, sufficiency or enforceability of the Credit Agreement, as may be amended from time to time, or any other Credit Document or the value of any security therefor. “Incremental Amendment Arrangers” means BMO Capital Markets Corp. and the other financial institutions appointed by the Borrower or Parent as a joint lead arranger and a joint bookrunner with respect to this Amendment, each in its capacity as such. (b) Except as otherwise provided in the Credit Agreement (as amended hereby), effective as of Amendment No. 4 Effective Date, each New Lender (i) shall be deemed automatically to have become a party to the Credit Agreement (as amended hereby) and have all the rights and obligations of a “Lender” under the Credit Agreement (as amended hereby) and the other Credit Documents as if it were an original signatory thereto, (ii) shall be a “Lender” and an “Incremental Revolving Lender” under, and for all purposes of, the Credit Agreement (as amended hereby) and the other Credit Documents, and shall be subject to and bound by the terms thereof, (iii) shall perform all the obligations of and shall have all rights of a Lender and an “Incremental Revolving Lender” under the Credit Agreement (as amended hereby) and the other Credit Documents, and (iv) agrees to be bound by the terms and conditions set forth in the Credit Agreement (as amended hereby) as if it were an original signatory thereto. (c) Each New Lender hereby confirms that its administrative details are set forth in its Administrative Questionnaire. Section 2.4 Amendments to Credit Agreement. (a) Section 4.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence: “Amendment No. 4” means that certain Amendment No. 4 to Credit Agreement, dated as of August 31, 2022, by and among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent. “Amendment No. 4 Effective Date” means August 31, 2022. “Revolving Lenders” means and includes each Lender holding a Revolving Credit Commitment and any other Person that shall have become party hereto pursuant to an Assignment and Assumption of a Revolving Credit Commitment or an Increase Request in respect of additional Revolving Credit Commitments pursuant to Section 1.15 hereto, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption of a Revolving Credit Commitment. Unless the context requires otherwise, the term “Revolving Lenders” includes the Swingline Lender. (b) The following defined terms in Section 4.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

- 5 - “Revolving Credit Commitment” means, as to any Lender, the obligation of such Lender to make Revolving Loans and to participate in Swingline Loans and Letters of Credit hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name under the heading “Revolving Credit Commitment” on Schedule 1 attached hereto and made a part hereof, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof and on and after the Amendment No. 4 Effective Date shall include the Incremental Revolving Credit Commitments incurred under Amendment No. 4. “Revolving Credit Commitments” means the aggregate of each Lender’s Revolving Credit Commitment. (c) Schedule 1 to the Credit Agreement is hereby replaced in its entirety with Schedule 1 hereto. ARTICLE III CONDITIONS PRECEDENT Section 3.1 Effectiveness. This Amendment shall become effective on the date (the “Amendment No. 4 Effective Date”) on which each of the following conditions precedent are satisfied or duly waived: (a) The Administrative Agent shall have received this Amendment duly executed by the Borrower, each Guarantor, each Lender or New Lender identified on Schedule A attached hereto, and the Administrative Agent; (b) The Administrative Agent shall have received to the extent requested by any Lender party hereto, such Lender’s duly executed Note(s) of the Borrower dated the date hereof and otherwise in compliance with the provisions of Section 1.11(d) of the Credit Agreement; (c) The Administrative Agent shall have received for each Lender in form and substance satisfactory to the Administrative Agent the favorable written opinion of (i) Alan K. Tse, Esquire, Chief Legal Officer to the Borrower and Guarantors, (ii) Loyens & Loeff N.V., Dutch counsel to the Borrower, (iii) Baker & McKenzie, English counsel to Jones Lang LaSalle Limited, (iv) Skadden, Arps, Slate, Meagher & Flom LLP, German counsel to Jones Lang LaSalle SE, and (v) Skadden, Arps, Slate, Meagher & Flom LLP, special Illinois counsel to the Borrower and Guarantors; (d) The Administrative Agent shall have received for each Lender (i) either a certification of no change to or (ii) copies of the deed of incorporation of the Borrower, the articles of association of the Borrower in force on the Amendment No. 4 Effective Date and an up-to-date extract of the trade register of the chamber of commerce relating to the Borrower, each certified by a managing director of the Borrower to be correct and complete;

- 6 - (e) The Administrative Agent shall have received (i) either a certification of no change to or (ii) copies of the Certificate of Incorporation and bylaws (or equivalent) of each Guarantor, certified in each instance by its secretary, assistant secretary or other authorized signatory (or its equivalent); (f) The Administrative Agent shall have received copies, certified by the secretary, assistant secretary or other authorized signatory (or its equivalent) of the Borrower’s and each Guarantor’s board of directors’ resolutions (or its equivalent) authorizing the execution of this Amendment and the other Credit Documents in connection therewith to which it is a party (which may be executed by electronic signature to the extent such signatures are binding under the laws of the applicable jurisdiction in accordance with Section 12.9 of the Amended Credit Agreement); (g) The Administrative Agent shall have received certificates, executed by the secretary, assistant secretary or other authorized signatory (or its equivalent) of each Guarantor, which shall identify by name and title and bear the signature of the partners, officers or other authorized signatories (or equivalent) authorized to sign this Amendment and the other Credit Documents in connection therewith to which it is a party (which may be executed by electronic signature to the extent such signatures are binding under the laws of the applicable jurisdiction); (h) The Administrative Agent shall have received copies of the certificates of good standing (to the extent relevant) for Borrower and each Guarantor (dated no earlier than 30 days prior to the date hereof) from the office of the secretary of the state of its incorporation or organization (or other applicable governmental official); (i) The Administrative Agent shall have received a certificate, executed by a Responsible Officer of the Parent, which shall certify that (i) immediately prior to, or after giving effect to the Amendment No. 4 Effective Date, no Default of Event of Default shall have occurred and be continuing and (ii) since December 31, 2021, there has been no change in the business, operations, Property or financial condition of the Parent and its Subsidiaries on a consolidated basis that would reasonably be expected to have a Material Adverse Effect; and (j) The representations and warranties made pursuant to Article IV of this Amendment shall be true and complete in all material respects on and as of the Amendment No. 4 Effective Date (or, in the case of any such representation or warranty already qualified by materiality, in all respects), except that if any such representation or warranty relates solely to an earlier date it need only remain true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) as of such date with the same force and effect as if made on and as of such date. The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 4 Effective Date and such notice shall be conclusive and binding.

- 7 - ARTICLE IV REPRESENTATIONS AND WARRANTIES Section 4.1 Credit Agreement Representations. The Borrower and each Guarantor hereby represents and warrants that: (a) Each of its representations and warranties contained in Section 5 of the Amended Credit Agreement is true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) as of the Amendment No. 4 Effective Date (except to the extent such representation or warranty specifically relates to an earlier date, in which case such representation is made as of such earlier date). (b) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing. ARTICLE V MISCELLANEOUS PROVISIONS Section 5.1 Ratification of and References to the Credit Agreement. Except for the amendments expressly set forth above, the Credit Agreement and each other Credit Document shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect and this Amendment shall not be considered a novation. Reference to this specific Amendment need not be made in the Credit Agreement, the Note(s), or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby. The Borrower, Guarantors and Lenders acknowledge and agree that this Amendment shall constitute a Credit Document. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender or any other party under, the Credit Agreement or any of the other Credit Documents. Section 5.2 Headings. The various headings of this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. Section 5.3 Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. Delivery of executed counterparts of this Amendment by telecopy or by email transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as an original. Section 5.4 No Other Amendments. Except for the amendments expressly set forth in the Amended Credit Agreement, the text of the Credit Agreement and the other Credit Documents shall remain unchanged and in full force and effect, and the Lenders and the

- 8 - Administrative Agent expressly reserve the right to require strict compliance with the terms of the Credit Agreement and the other Credit Documents. Section 5.5 Costs and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent, in each case in accordance with Section 12.15 of the Amended Credit Agreement. Section 5.6 Governing Law. This Amendment (including this Section), and the rights and duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of Illinois. Section 5.7 Submission to Jurisdiction; Waiver of Jury Trial. The Borrower and each Guarantor hereby submits to the exclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois State court sitting in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Amendment or the transactions contemplated hereby or thereby. The Borrower and each Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. The Borrower, each Guarantor, the Administrative Agent, each L/C Issuer and each Lender hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Amendment or the transactions contemplated hereby. [Remainder of page intentionally left blank]

Signature Page to Amendment No. 4 to Jones Lang LaSalle B.V. Credit Agreement IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers or representatives to execute and deliver this Amendment as of the date first above written. JONES LANG LASALLE FINANCE B.V. By: /s/ Pieter Hendrikse Name: Pieter Hendrikse Title: Director JONES LANG LASALLE INCORPORATED, as Guarantor By: /s/ Bryan J. Duncan Name: Bryan J. Duncan Title: Executive Vice President and Global Treasurer JONES LANG LASALLE CO-INVESTMENT, INC., as Guarantor By: /s/ Bryan J. Duncan Name: Bryan J. Duncan Title: Vice President and Treasurer JONES LANG LASALLE INTERNATIONAL, INC., as Guarantor By: /s/ Bryan J. Duncan Name: Bryan J. Duncan Title: Interim President, Vice President and Treasurer

Signature Page to Amendment No. 4 to Jones Lang LaSalle B.V. Credit Agreement LASALLE INVESTMENT MANAGEMENT, INC., as Guarantor By: /s/ Michael J. Ricketts Name: Michael J. Ricketts Title: EVP JONES LANG LASALLE AMERICAS, INC., as Guarantor By: /s/ Bryan J. Duncan Name: Bryan J. Duncan Title: Executive Vice President, Treasurer and Assistant Secretary JONES LANG LASALLE LIMITED, as Guarantor By: /s/ Emily Wood Name: Emily Wood Title: Director JONES LANG LASALLE SE, as Guarantor By: /s/ Konstantin Kortmann Name: Dr. Konstantin Kortmann Title: Managing Director By: /s/ Martina Williams-Arnoldi Name: Martina Williams-Arnoldi Title: Managing Director

Signature Page to Amendment No. 4 to Jones Lang LaSalle B.V. Credit Agreement JONES LANG LASALLE NEW ENGLAND LLC, as Guarantor By: /s/ Bryan J. Duncan Name: Bryan J. Duncan Title: Executive Vice President and Global Treasurer JONES LANG LASALLE BROKERAGE, INC., as Guarantor By: /s/ Bryan J. Duncan Name: Bryan J. Duncan Title: Treasurer

Signature Page to Amendment No. 4 to Jones Lang LaSalle B.V. Credit Agreement “LENDERS” BANK OF MONTREAL, individually as a Lender, as Administrative Agent, Swingline Bank and L/C Issuer By: /s/ Jonas L. Robinson Name: Jonas L Robinson Title: Director BANK OF AMERICA, N.A., as a Lender and L/C Issuer By: /s/ Jonathan M. Phillips Name: Jonathan M. Phillips Title: Senior Vice President WELLS FARGO BANK, NATIONAL ASSOCIATION By: /s/Phillip A. Gantz Name: Phillip A. Gantz Title: Senior Vice President JPMORGAN CHASE BANK, NATIONAL ASSOCIATION By: /s/ Nora Skelton Name: Nora Skelton Title: Authorized Signatory

Signature Page to Amendment No. 4 to Jones Lang LaSalle B.V. Credit Agreement HSBC BANK USA, NATIONAL ASSOCIATION By: /s/ Rumesha Ahmed Name: Rumesha Ahmed Title: Director NATIONAL WESTMINSTER BANK PLC By: /s/ Jonathan Eady Name: Jonathan Eady Title: Director BARCLAYS BANK PLC By: /s/ Amir Barash Name: Amir Barash Title: Authorized Signatory Executed in NY U.S. BANK NATIONAL ASSOCIATION By: /s/ Kathryn S. Reuther Name: Kathryn S. Reuther Title: Senior Vice President PNC BANK, NATIONAL ASSOCIATION By: /s/ Steven Pachla Name: Steven Pachla Title: Vice President

Signature Page to Amendment No. 4 to Jones Lang LaSalle B.V. Credit Agreement ING BANK N.V., DUBLIN BRANCH, AS A LENDER By: /s/ Ciaran Dunne Name: Ciaran Dunne Title: Director By: /s/ Louise Gough Name: Louise Gough Title: Vice President CAPITAL ONE, NATIONAL ASSOCIATION By: /s/ David Dale Name: David Dale Title: Vice President SOCIÉTÉ GÉNÉRALE By: /s/ Andrew Johnman Name: Andrew Johnman Title: Managing Director

Signature Page to Amendment No. 4 to Jones Lang LaSalle B.V. Credit Agreement DEUTSCHE BANK AG NEW YORK BRANCH, AS INCREASING LENDER By: /s/ Ming K Chu Name: Ming K Chu Title: Director By: /s/ Marko Lukin Name: Marko Lukin Title: Vice President

Signature Page to Amendment No. 4 to Jones Lang LaSalle B.V. Credit Agreement CITIBANK, N.A. By: /s/ Nelson Costello Name: Nelson Costello Title: Vice President WESTPAC BANKING CORPORATION By: /s/ Daniel Sutton Name: Daniel Sutton Title: Tier 2 Attorney COMERICA BANK By: /s/ John Lascody Name: John Lascody Title: Vice President AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED By: /s/ Robert Grillo Name: Robert Grillo Title: Executive Director MORGAN STANLEY BANK, N.A., AS A LENDER By: /s/ Michael King Name: Michael King Title: Authorized Signatory

Signature Page to Amendment No. 4 to Jones Lang LaSalle B.V. Credit Agreement “NEW LENDERS” STANDARD CHARTERED BANK By: /s/ Kristopher Tracy Name: Kristopher Tracy Title: Director

SCHEDULE A INCREMENTAL REVOLVING CREDIT COMMITMENTS NAME OF BANK INCREMENTAL REVOLVING CREDIT COMMITMENT Bank of Montreal $50,000,000 Bank of America, N.A. $50,000,000 Wells Fargo Bank, N.A. $50,000,000 JPMorgan Chase Bank, National Association $50,000,000 HSBC Bank USA, National Association $50,000,000 National Westminster Bank plc $35,000,000 Barclays Bank plc $35,000,000 U.S. Bank National Association $35,000,000 PNC Bank, National Association $35,000,000 ING Bank N.V., Dublin Branch $35,000,000 Capital One, N.A. $20,000,000 Société Générale $20,000,000 Deutsche Bank AG New York Branch $20,000,000 Citibank, N.A. $20,000,000 Standard Chartered Bank, New York $75,000,000 Westpac Banking Corporation $5,000,000 Comerica Bank $5,000,000 Australia and New Zealand Banking Group Limited $5,000,000 Morgan Stanley Bank, N.A. $5,000,000 TOTAL $600,000,000

SCHEDULE 1 COMMITMENTS (AS OF THE AMENDMENT NO. 4 EFFECTIVE DATE) NAME OF BANK REVOLVING CREDIT COMMITMENT LETTER OF CREDIT COMMITMENT Bank of Montreal $280,000,000 $10,000,000 Bank of America, N.A. $280,000,000 $10,000,000 Wells Fargo Bank, N.A. $280,000,000 $10,000,000 JPMorgan Chase Bank, National Association $280,000,000 $10,000,000 HSBC Bank USA, National Association $235,000,000 $10,000,000 HSBC Continental Europe $45,000,000 National Westminster Bank plc $195,000,000 Barclays Bank plc $195,000,000 U.S. Bank National Association $195,000,000 PNC Bank, National Association $195,000,000 ING Bank N.V., Dublin Branch $195,000,000 Capital One, N.A. $95,000,000 Société Générale $95,000,000 Deutsche Bank AG New York Branch $95,000,000 Citibank, N.A. $95,000,000 Standard Chartered Bank, New York $75,000,000 Fifth Third Bank $75,000,000 MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.) $75,000,000 Westpac Banking Corporation $55,000,000 Comerica Bank $55,000,000 Australia and New Zealand Banking Group Limited $55,000,000 Morgan Stanley Bank, N.A. $55,000,000 National Australia Bank Limited, A.B.N. 12 004 044 937 $50,000,000 The Bank of New York Mellon $50,000,000 The Northern Trust Company $50,000,000 TOTAL $3,350,000,000 $50,000,000